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SECURITY FUNDS
PROSPECTUS SUPPLEMENT
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SECURITY INCOME FUND
  * CORPORATE BOND SERIES
  * LIMITED MATURITY BOND SERIES     SUPPLEMENT DATED OCTOBER 9, 1998
  * U.S. GOVERNMENT SERIES            TO PROSPECTUS DATED MAY 1, 1998
  * HIGH YIELD SERIES
SECURITY MUNICIPAL BOND FUND
SECURITY CASH FUND

MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001

   The section "Portfolio Management" is amended to reflect that effective September 1998. Robert Amodeo is primarily responsible for the day-to-day management of Municipal Bond Fund. "Portfolio Management," page 22, is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

   The Corporate Bond, Limited Maturity Bond, U.S. Government Bond, High Yield and Cash Funds are managed by the Investment Manager's Fixed Income Team with certain portfolio managers being responsible for the day-to-day management of each Fund. Steve Bowser, Second Vice President and Portfolio Manager, and David Eshnaur, Assistant Vice President and Portfolio Manager of the Investment Manager, have day-to-day responsibility for managing Corporate Bond and Limited Maturity Bond Funds. Mr. Bowser has managed the Funds since June 1997 and Mr. Eshnaur has managed the Funds since January 1998. Mr. Bowser also has had day-to-day responsibility for managing U.S. Government Fund since 1995. Tom Swank, Vice President and Portfolio Manager of the Investment Manager, and David Eshnaur have day-to-day responsibility for managing the High Yield Fund. Mr. Swank has managed the Fund since its inception in 1996 and Mr. Eshnaur has managed the Fund since July 1997. Municipal Bond Fund is managed by Robert Amodeo of Salomon Brothers. Mr. Amodeo has had day-to-day responsibility for managing the Fund since September 1998.

   Steve Bowser joined the Investment Manager in 1992. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982. He is a Chartered Financial Analyst.

   David Eshnaur is Assistant Vice President and Portfolio Manager of the Investment Manager. Mr. Eshnaur has 15 years of investment experience. Prior to joining the Investment Manager in 1997, he worked at Waddell & Reed in the positions of Assistant Vice President, Assistant Portfolio Manager, Senior Analyst, Industry Analyst and Account Administrator. Mr. Eshnaur earned a Bachelor of Arts degree in Business Administration from Coe College and an M.B.A. degree in Finance from the University of Missouri - Kansas City.

   Tom Swank has over ten years of experience in the investment field. He is a Chartered Financial Analyst. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982 and earned a Master of Business Administration degree from the University of Colorado.

   Robert Amodeo is a Portfolio Manager at Salomon Brothers. Prior to joining Salomon Brothers, Mr. Amodeo was a member of Salomon Brothers Partnership Investment Group where he was responsible for analyzing and managing various partnership investments. Mr. Amodeo pioneered adaptation and the use of the Yield Book for municipal bond portfolio management, analysis, performance attribution and optimization. He received a B.S. in Business Management from Long Island University and he is a Chartered Financial Analyst.